FOURTH AMENDMENT TO LEASE

THIS FOURTH AMENDMENT TO LEASE (this "Fourth Amendment") is made as of the 11th day of June 2009, by and between **SM BRELL II, L.P.**, a California limited partnership (hereinafter referred to as "Landlord") and **EMTEC, INC. (parent of Luceo, Inc.)**, an Illinois corporation (hereinafter referred to as "Tenant").

WITNESSETH

WHEREAS, Landlord and Luceo, Inc. (a subsidiary of Tenant), entered into that certain Lease dated March ___, 2006 as amended by that certain First Amendment to Lease dated April 9, 2008 (the "First Amendment"), that certain Second Amendment to Lease dated March 20, 2009 (the "Second Amendment") and that certain Third Amendment to Lease dated May 29, 2009 (the "Third Amendment") (collectively, the "Lease") for space consisting of 2,593 rentable square feet and known as Suite 216 (the "Premises") at 40 Shuman Drive, Naperville, Illinois (the "Building"); and

WHEREAS, Landlord and Tenant desire to amend the definition of "Relocation Date," as such term is defined in Paragraph III of the Third Amendment subject to the terms, covenants and conditions of this Fourth Amendment.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby amend the Lease in the following respects only:

I. LEASE IN FULL FORCE AND EFFECT; DEFINITIONS

Except as herein modified or amended, the provisions, conditions, and terms of the Lease shall remain unchanged and in full force and effect and are hereby ratified and confirmed by the parties hereto. Capitalized terms used in this Fourth Amendment shall have the same definitions as set forth in the Lease to the extent such capitalized terms are defined therein and are not redefined in this Fourth Amendment.

II. RELOCATION DATE

The term "Relocation Date" as defined in Paragraph III of the Third Amendment is hereby changed to June 15, 2009 from June 1, 2009.

III. BROKERS

Tenant represents that Tenant has dealt directly with and only with CB Richard Ellis, Inc. in connection with this Fourth Amendment, and that insofar as Tenant knows, no other brokers negotiated this Fourth Amendment or are entitled to any commission in connection therewith.

Tenant agrees to indemnify and hold Landlord, any mortgagee holding an interest in the Building, and their respective agents and employees harmless from any and all claims of any other broker in connection with this Fourth Amendment.

IV. MISCELLANEOUS

Landlord and Tenant hereby agree that (a) this Fourth Amendment is incorporated into and made a part of the Lease; (b) any and all references to the Lease hereafter shall include this Fourth Amendment; and (c) except as specifically amended hereby, the Lease, and all terms, conditions, and provisions thereof, shall remain in full force and effect.

V. NO PERSONAL LIABILITY

This Fourth Amendment is executed by the undersigned Landlord and/or its authorized agent, KBS Realty Advisors LLC, not personally, but solely as Landlord or its authorized agent, and it is expressly understood and agreed by the parties hereto, anything contained herein to the contrary notwithstanding, that each and all of the covenants, undertakings, representations and agreements herein made are made and intended, not as personal covenants, undertakings, representations and agreements of the Landlord, individually, but are made and intended only to bind Landlord's interest in the New Premises and the Building, and no personal liability or personal responsibility is assumed by, nor shall at any time be asserted or enforced against said Landlord or any partner, officer, director, shareholder or agent thereof, or under any covenant, undertaking, representation, warranty or agreement herein contained, either expressed or implied; all such personal liability, if any, being and is expressly waived and released by the parties hereto or holder hereof, and by all persons claiming by or through or under said parties or holder hereof. Landlord and Tenant hereby represent, each to the other, they have the power and authority to enter into this Fourth Amendment.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed or caused to be executed by proper parties thereunto duly authorized so to do this Fourth Amendment as of the day and year first above written.

LANDLORD:

SM BRELL II, L.P., a California limited partnership

By: **KBS Realty Advisors, LLC,** a Delaware limited liability company, as agent

By: [signature]
Mark Brecheen, Senior Vice President

TENANT:

EMTEC, INC. (parent of Luceo, Inc.), an Illinois corporation

By: [signature]

Name: SIVA NATARAJAN

Its: Vice President